Exhibit 99.2
1 Fourth Quarter 2023 Earnings Conference Call Fourth Quarter 2023 Earnings Conference Call February 20, 2024

2 Fourth Quarter 2023 Earnings Conference Call Forward-Looking Statements Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of February 20, 2024. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 14-24 of our Form 10-K filed on February 24, 2023 and other subsequent filings by Matson with the SEC. Statements made during this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements.

3 Fourth Quarter 2023 Earnings Conference Call Opening Remarks • Matson’s Ocean Transportation and Logistics business segments performed well in 4Q23, capping off a solid year for both business segments • Matson is in a solid operational and financial position – Leading expedited ocean freight provider in the Transpacific and well positioned for growth in Jones Act and logistics markets – “Low-cost” capital structure with low leverage – New Aloha Class vessel program two-thirds funded with ~$600 million in CCF – Returned ~$203 million in cash to shareholders in 2023 via share repurchases and dividends • Ocean Transportation 4Q23: – Our China service experienced solid freight demand with higher YoY volume but lower YoY freight rates – Combined with higher operating costs across all tradelanes resulted in a YoY decline in operating income • Logistics 4Q23: – Lower YoY operating income primarily due to a lower contribution from transportation brokerage

4 Fourth Quarter 2023 Earnings Conference Call Hawaii Service Fourth Quarter 2023 Performance • Container volume decreased 1.9% YoY due to lower general demand – 4Q23 volume was 5.1% lower than volume achieved in 4Q19 • Tourist arrivals in 4Q23 were modestly lower YoY; Maui tourism impacted by wildfires Container Volume (FEU Basis) 25,000 27,000 29,000 31,000 33,000 35,000 37,000 39,000 41,000 Q1 Q2 Q3 Q4 2022 2023 (1.9)% Full Year 2023 Performance • Container volume decreased 3.0% YoY primarily due to lower general westbound demand and lower eastbound volume Full Year 2024 Outlook • Expect volume in 2024 to be comparable to the level in 2023 – Modest economic growth in Hawaii and stable market share

5 Fourth Quarter 2023 Earnings Conference Call Hawaii Service – Current Business Trends UHERO Projections (3) (1) Source: https://files.hawaii.gov/dbedt/economic/data_reports/mei/2023-12-state.xls (2) Source: https://files.hawaii.gov/dbedt/economic/data_reports/mei/2023-12-maui.xls (3) Source: https://uhero.hawaii.edu/wp-content/uploads/2023/12/23Q4_Forecast.pdf 2023P 2024P 2025P Real GDP 3.3% 1.7% 2.9% Construction Jobs Growth 0.2% 3.8% 4.7% Population Growth (0.3)% (0.1)% 0.0% Unemployment Rate 3.1% 2.5% 2.3% Visitor Arrivals (‘000s) % change 9,597.0 3.9% 9,588.1 (0.1)% 10,126.6 5.6% Select Hawaii Economic Indicators • According to UHERO, the Hawaii economy is projected to grow modestly – Low unemployment rate – Easing inflation • Near-term growth in visitor arrivals expected to be challenging – Reduced tourism to Maui as a result of the wildfires last year – Sluggish recovery of international tourism 0 Commentary 100 200 300 400 500 600 700 800 900 1,000 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% Jan-21 Mar-21 May-21 Jul-21 Sep-21 Nov-21 Jan-22 Mar-22 May-22 Jul-22 Sep-22 Nov-22 Jan-23 Mar-23 May-23 Jul-23 Sep-23 Nov-23 Unemployment Rate Visitor Arrivals (‘000s) Unemployment Rate and Visitor Arrivals by Air Hawaii Unemployment Rate (not seasonally adjusted) (1) Hawaii Visitor Arrivals by Air (1) Maui Visitor Arrivals by Air (2)

6 Fourth Quarter 2023 Earnings Conference Call China Service Fourth Quarter 2023 Performance Container Volume (FEU Basis) 8,000 13,000 18,000 23,000 28,000 33,000 38,000 43,000 48,000 53,000 Q1 Q2 Q3 Q4 2022 2023 Note: CCX service started in 3Q21 and ended in 3Q22. • Container volume increased 23.3% YoY – Higher volumes for both CLX and CLX+ • Lower average freight rates YoY, but higher than in 4Q19 23.3% • Container volume decreased 13.7% – 2022 includes nine months of CCX service which was discontinued in 3Q22 Full Year 2023 Performance

7 Fourth Quarter 2023 Earnings Conference Call China Service – Current Business Trends • Currently in the Transpacific marketplace, we continue to see steady U.S. consumer demand • Expect demand for our China service post Lunar New Year to be more traditional – Factories were closed for the holiday; expect volumes to gradually recover over a 4-6 week period after the holiday – As in prior year, decided not to sail CLX+ vessels from Shanghai for a few weeks because the cargo package could be accommodated with a weekly CLX departure • FY 2024 outlook: – Expect similar demand for CLX and CLX+ services in 2024 as in 2023 – Expect average freight rates in 2024 to be modestly higher than 2023 levels and above pre-pandemic freight rate levels • To date, we have seen a very limited effect from the supply chain disruptions caused by the Panama Canal drought and the events in the Red Sea • We are focused on maintaining the two fastest and most reliable ocean services in the Transpacific • On February 18th, renamed CLX+ to Matson Asia Express (MAX) – rebranding reflects a highly differentiated service

8 Fourth Quarter 2023 Earnings Conference Call Guam Service Fourth Quarter 2023 Performance Container Volume (FEU Basis) 3,000 3,500 4,000 4,500 5,000 5,500 6,000 Q1 Q2 Q3 Q4 2022 2023 • Container volume increased 2.0% YoY primarily due to higher general demand – 4Q23 volume 4.2% higher than volume achieved in 4Q19 2.0% Full Year 2023 Performance • Container volume decreased 4.7% YoY primarily due to lower general demand Full Year 2024 Outlook • Expect continued improvement in the economy with a low unemployment rate and a modest increase in tourism • Expect volume to approximate the level achieved last year

9 Fourth Quarter 2023 Earnings Conference Call Alaska Service Fourth Quarter 2023 Performance • Container volume decreased 0.6% YoY – Lower export seafood volume on AAX – Higher northbound volume due to an additional sailing – Higher southbound volume due to higher domestic seafood volume • 4Q23 volume 20.3% higher than volume achieved in 4Q19 Container Volume (FEU Basis) 10,000 12,000 14,000 16,000 18,000 20,000 22,000 24,000 26,000 Q1 Q2 Q3 Q4 2022 2023 (0.6)% Full Year 2023 Performance • Container volume decreased 5.8% YoY – Lower export seafood volume from the AAX Full Year 2024 Outlook • Expect volume to approximate the level achieved last year

10 Fourth Quarter 2023 Earnings Conference Call Alaska Service – Current Business Trends • Alaska economy continues to show good growth across key indicators despite flattish growth in population – Low unemployment rate – Widespread job growth • In the near-term, we expect the Alaska economy to grow – Supported by low unemployment rate, jobs growth and lower levels of inflation – Increased energy-related exploration and production activity – Significant infrastructure investment expected from Federal government -10.0% -8.0% -6.0% -4.0% -2.0% 0.0% 2.0% 4.0% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023E 2024P YoY Growth in Employment Alaska Employment Growth(1)(2) (1) Source: https://live.laborstats.alaska.gov/trends-magazine/2024/January/outlook-for-alaska-jobs-in-2024 (2) Source: https://live.laborstats.alaska.gov/labforce/000000/01/ces.html (3) Source: https://live.laborstats.alaska.gov/pop/estimates/data/ComponentsOfChangeAK.xls Alaska Population Growth and Net Migration(3) (10,000) (5,000) 0 5,000 10,000 15,000 20,000 25,000 -0.6% -0.4% -0.2% 0.0% 0.2% 0.4% 0.6% 0.8% 1.0% 1.2% 1.4% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Net Migration YoY Growth in Population Population Growth Net Migration

11 Fourth Quarter 2023 Earnings Conference Call SSAT Joint Venture Fourth Quarter 2023 Performance Equity in Income of Joint Venture ($ 5.0) $ 0.0 $ 5.0 $ 10.0 $ 15.0 $ 20.0 $ 25.0 $ 30.0 $ 35.0 $ 40.0 Q1 Q2 Q3 Q4 $ in millions 2022 2023 • Terminal joint venture contribution was $4.1 million; YoY increase of $3.1 million – Primarily due to higher lift revenue, partially offset by lower demurrage revenue Full Year 2024 Outlook • Expect contribution to be higher than 2023 due to an expected increase in lift volumes Full Year 2023 Performance • Terminal joint venture contribution was $2.2 million; YoY decrease of $80.9 million – Primarily due to lower demurrage revenue

12 Fourth Quarter 2023 Earnings Conference Call Matson Logistics Fourth Quarter 2023 Performance Operating Income $ 0.0 $ 5.0 $ 10.0 $ 15.0 $ 20.0 $ 25.0 Q1 Q2 Q3 Q4 $ in millions 2022 2023 • Operating income of $8.9 million; YoY decrease of approximately $3.9 million – Lower contribution from transportation brokerage • Operating income of $48.0 million; YoY decrease of $24.4 million – Lower contributions from transportation brokerage and supply chain management Full Year 2024 Outlook • Expect challenging business conditions for transportation brokerage at least through the first half of 2024 • Expect operating income to be lower in 2024 than the level achieved in in 2023 Full Year 2023 Performance

13 Fourth Quarter 2023 Earnings Conference Call Year-to-Date Fourth Quarter YTD Ended 12/31 D Quarters Ended 12/31 D ($ in millions, except per share data) 2023 2022 $ 2023 2022 $ Revenue Ocean Transportation $ 2,477.0 $ 3,544.6 ($ 1,067.6) $ 639.7 $ 633.0 $ 6.7 Logistics 617.6 798.4 (180.8) 149.2 168.6 (19.4) Total Revenue $ 3,094.6 $ 4,343.0 ($ 1,248.4) $ 788.9 $ 801.6 ($ 12.7) Operating Income Ocean Transportation $ 294.8 $ 1,281.2 ($ 986.4) $ 66.4 $ 79.8 ($ 13.4) Logistics 48.0 72.4 (24.4) 8.9 12.8 (3.9) Total Operating Income $ 342.8 $ 1,353.6 ($ 1,010.8) $ 75.3 $ 92.6 ($ 17.3) Interest income 36.0 8.2 27.8 9.8 6.9 2.9 Interest expense (12.2) (18.0) 5.8 (2.4) (3.7) 1.3 Other income (expense), net 6.4 8.5 (2.1) 1.6 2.2 (0.6) Income taxes (75.9) (288.4) 212.5 (21.9) (20.0) (1.9) Net Income $ 297.1 $ 1,063.9 ($ 766.8) $ 62.4 $ 78.0 ($ 15.6) GAAP EPS, diluted $ 8.32 $ 27.07 ($ 18.75) $ 1.78 $ 2.10 ($ 0.32) $ 167.5 $ 164.1 $ 3.4 $ 42.5 $ 41.6 $ 0.9 EBITDA $ 516.7 $ 1,526.2 ($ 1,009.5) $ 119.4 $ 136.4 ($ 17.0) Depreciation and Amortization (incl. dry-dock amortization) Financial Results – Summary Income Statement See the Addendum for a reconciliation of GAAP to non-GAAP Financial Metrics.

14 Fourth Quarter 2023 Earnings Conference Call Cash Generation and Uses of Cash ($ 200.0) ($ 100.0) $ 0.0 $ 100.0 $ 200.0 $ 300.0 $ 400.0 $ 500.0 $ 600.0 Cash Flow from Operations Paydown of Borrowings, net Maintenance & Other Capex New Vessel Capex (1) Capital Construction Fund (2) Dividends Share Repurchase (3) Other Cash Flows Net Change in Cash $ in millions Last Twelve Months Ended December 31, 2023 $ 510.5 ($ 76.9) ($ 195.5) ($ 78.6) ($ 52.9) ($ 155.2) ($ 23.8) ($ 117.4) (1) Includes capitalized interest and owner’s items. (2) Includes cash deposits into CCF and interest income on cash deposits in CCF, net of withdrawals for milestone payments. (3) Includes taxes. ($ 45.0)

15 Fourth Quarter 2023 Earnings Conference Call Financial Results – Summary Balance Sheet • Total Debt of $440.6 million(1) – In 2023, reduced total debt by $76.9 million (1) Total Debt is presented before any reduction for deferred loan fees as required by GAAP. Debt Levels Share Repurchase • 4Q23: ~0.5 million shares repurchased for total cost of $47.9 million • FY2023: ~2.1 million shares repurchase for a total cost of $158.2 million ($ in millions) ASSETS Cash and cash equivalents $ 134.0 $ 249.8 Other current assets 468.3 509.8 Total current assets 602.3 759.6 Investment in SSAT 85.5 81.2 Property and equipment, net 2,089.9 1,962.5 Intangible assets, net 176.4 174.9 Capital Construction Fund (CCF) 599.4 518.2 Goodwill 327.8 327.8 Other long-term assets 413.3 505.8 Total assets $ 4,294.6 $ 4,330.0 LIABILITIES AND SHAREHOLDERS’ EQUITY Current portion of debt $ 39.7 $ 76.9 Other current liabilities 522.6 504.7 Total current liabilities 562.3 581.6 Long-term debt, net of deferred loan fees 389.3 427.7 Other long-term liabilities 942.3 1,023.8 Total long-term liabilities 1,331.6 1,451.5 Total shareholders’ equity 2,400.7 2,296.9 Total liabilities and shareholders’ equity $ 4,294.6 $ 4,330.0 December 31, December 31, 2023 2022

16 Fourth Quarter 2023 Earnings Conference Call Other Financial Updates • CCF cash balance on December 31, 2023 of $599.4 million – Nearly two-thirds of remaining milestone payments to be funded with restricted cash in CCF(1) – Expect to make milestone payments of $35.5 million in 2Q24 and 4Q24 for new vessels • Recently executed a strategy to term out a portion of CCF cash deposits that were held in short-term U.S. government money market funds – Purchased ~$450 million of fixed-rate U.S. Treasuries to align with milestone payments in 2025, 2026 and 2027 – Effective yield of fixed rate portfolio is 4.53% • We expect a general corporate tax refund of $119 million for 2021 federal taxes (1) Based on remaining milestone payments on December 31, 2023 of $899.1 million. Excludes any interest income on cash deposits that may be earned in future years.

17 Fourth Quarter 2023 Earnings Conference Call Review of 2023 Capital Expenditures FY 2023 Comments Capitalized vessel construction expenditures $52.9 million • $49.9 million for new vessel milestone payment in 2Q23 Maintenance and other capital expenditures $195.5 million • $66.1 million in capex for LNG installations on Daniel K. Inouye, Kaimana Hila and Manukai • $71.9 million in equipment capex to support network requirements and growth • $57.5 million in maintenance and other capex Total capital expenditures $248.4 million

18 Fourth Quarter 2023 Earnings Conference Call Capital Expenditures Update ($ in millions) FY 2024 FY 2025 FY 2026 Comments Maintenance and other capital expenditures $110 – 120 $100 – 110 $80 – 90 • Includes Phase II and III work at Sand Island, Honolulu LNG installations and reengining on existing vessels $70 – 80 $10 – 15 - • Manukai currently in drydock for installation of new engine and equipment to operate on LNG and conventional fuels (current estimated total cost $72 million) – currently scheduled to exit drydock in 2H24 • Kaimana Hila LNG install currently expected to start in 2Q24 and last ~5 months (current estimated total cost $47 million) Sub-total maintenance and other capex $180 – 200 $110 – 125 $80 – 90 New vessel construction milestone payments and related costs $75 $380 $360 • Includes owner’s items and capitalized interest expense Total $255 – 275 $490 – 505 $440 – 450

19 Fourth Quarter 2023 Earnings Conference Call 2024 Outlook FY 2024 Outlook Items Full Year First Quarter Operating Income: Ocean Transportation To be higher than the $294.8 million achieved in 2023 To be lower than the $27.8 million achieved in the 1Q23 Logistics To be lower than the $48.0 million achieved in 2023 To be lower than the $10.9 million achieved in 1Q23 Consolidated To approximate $342.8 million achieved in 2023 To be lower than the $38.7 million achieved in 2023 Depreciation and Amortization Approximately $180 million, including $24 million in dry-dock amortization - Interest Income Approximately $35 million - Interest Expense (excluding capitalized interest) Approximately $8 million - Other Income/(Expense) Approximately $7 million - GAAP Effective Tax Rate Approximately 22% - Dry-docking Payments Approximately $35 million -

20 Fourth Quarter 2023 Earnings Conference Call Closing Thoughts • Matson is in a very good position operationally and financially – Leverage the Matson brand and our portfolio of high-quality businesses to drive new opportunities – Strong financial position • Low-cost, investment grade balance sheet is a competitive advantage • Two-thirds of current remaining milestone payments for Aloha Class vessels funded with cash deposits in CCF • We remain focused on what we can control – Focused on vessel schedule integrity, reliability of operations and delivering high-quality service for our customers – Continue to maintain discipline in our capital allocation strategy • Invest for the long-term to create value for shareholders • Pursue organic growth and acquisition opportunities • Expect to be a steady buyer of our shares – Since August 2021, we have reduced our outstanding shares by nearly 22% for approximately $755 million

21 Fourth Quarter 2023 Earnings Conference Call Appendix

22 Fourth Quarter 2023 Earnings Conference Call Appendix – Non-GAAP Measures Matson reports financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company also considers other non-GAAP measures to evaluate performance, make day-to-day operating decisions, help investors understand our ability to incur and service debt and to make capital expenditures, and to understand period-over-period operating results separate and apart from items that may, or could, have a disproportional positive or negative impact on results in any particular period. These non-GAAP measures include, but are not limited to, Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”).